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                         CHASE VISTA FIXED INCOME FUNDS
                      PROSPECTUSES DATED FEBRUARY 28, 2000
                                A, B, & C SHARES
                        SUPPLEMENT DATED JANUARY 3, 2001

STRATEGIC INCOME FUND

    THE FOLLOWING PARAGRAPH SHOULD REPLACE THE LAST PARAGRAPH IN THE "PORTFOLIO MANAGERS" SECTION ON PAGE 42 OF THE PROSPECTUS:

    Kim M. Peters, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since November 2000. Mr. Peters joined SSR in 1986 and manages other mutual fund and institutional accounts that invest in high yield and other securities.

                                                                    PSBD-36-0101